UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard	22102
Tysons, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 24, 2016, Computer Sciences Corporation (“CSC”), Everett Merger Sub Inc., a newly formed, wholly owned subsidiary of CSC (“Merger Sub”), Hewlett Packard Enterprise Company (“HPE”) and Everett SpinCo, Inc. (“Everett”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CSC will acquire the Enterprise Services (ES) business segment of HPE (the “Everett Business”).
Immediately prior to the Merger (as defined below) and pursuant to a Separation and Distribution Agreement, dated as of May 24, 2016, among HPE and Everett (the “Separation Agreement”), HPE will, among other things, transfer the Everett Business to Everett (the “Reorganization”) and, thereafter, will distribute all of the issued and outstanding shares of common stock, par value $0.01 per share, of Everett (the “Everett Common Stock”) to the HPE common stockholders, at HPE’s option, by way of a pro rata dividend or an exchange offer (the “Distribution”), as further described below.
Immediately following the Distribution, in accordance with and subject to the terms and conditions of the Merger Agreement, unless an alternative structure is adopted by mutual agreement, Merger Sub will merge with and into Everett (the “Merger”), with Everett continuing as the surviving company in the Merger and as a wholly owned subsidiary of CSC.
Upon consummation of the transactions contemplated by the Merger Agreement, each share of Everett Common Stock outstanding will automatically be converted into a number of shares of common stock, par value $1.00 per share, of CSC (the “CSC Common Stock”) in accordance with a fixed exchange ratio agreed to in the Merger Agreement (the “Exchange Ratio”) that will result in former holders of Everett Common Stock owning at least 50.1% of issued and outstanding CSC Common Stock following the Merger.
In connection with the transactions contemplated by the Merger Agreement and the Separation Agreement, certain additional agreements have been, or will be entered into in connection with the closing of the Merger, including, among others:

•
a Tax Matters Agreement, which will govern, among other things, HPE’s, CSC’s and Everett’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters;

•	an Employee Matters Agreement, which will govern HPE’s, CSC’s and Everett’s obligations with respect to current and former employees of the Everett Business;

•	an Intellectual Property Matters Agreement allocating rights and interests in certain intellectual property rights and certain technology relating to the Everett Business; and

•	real estate, commercial and transitional and other service agreements.
Agreement and Plan of Merger
CSC, HPE (on behalf of itself and Everett) and Merger Sub each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by CSC to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to take certain actions prior to the closing of the Merger without the prior approval of HPE. In addition, HPE also agreed to cause the Everett Business to be conducted in the ordinary course during the interim period and not to take certain actions prior to the closing of the Merger without the approval of CSC.
CSC has agreed not to (a) solicit proposals or enter into agreements relating to alternative acquisition transactions or (b) subject to certain exceptions, enter into discussions concerning, or to provide confidential information in connection with, any proposals for alternative acquisition transactions. However, prior to the approval by the Company’s stockholders of the issuance of Company Common Stock in connection with the Merger, the Company’s board of directors may withhold, withdraw, qualify or modify its recommendation that the Company’s stockholders approve such issuance of Company Common Stock or approve, recommend or otherwise declare advisable any Superior Proposal (as defined in the Merger Agreement) or terminate the Merger Agreement to enter into an Adverse Acquisition

Agreement (as defined in the Merger Agreement) providing for a Superior Proposal, subject to the Company complying with notice and other specified conditions, including giving HPE the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a period following notice and the payment of a termination fee (as described below) prior to or concurrently with such termination.
Consummation of the Merger is subject to various conditions, including, among others, approval of the issuance of Company Common Stock by the requisite vote of the Company’s stockholders; the effectiveness of registration statements to be filed with the U.S. Securities and Exchange Commission (the “SEC”); the Distribution having taken place in accordance with the Separation Agreement; the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any necessary regulatory approvals in certain other foreign jurisdictions. The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.
The Merger Agreement also provides for certain mutual termination rights of CSC and HPE, including the right of either party to terminate the Merger Agreement if the Merger is not consummated prior to August 23, 2017, unless such date is extended to September 30, 2017 under certain circumstances (the “Outside Date”). Either party may also terminate the Merger Agreement if the approval of the issuance of CSC Common Stock has not been obtained at a duly convened meeting of CSC’s stockholders held therefore or a Law (as defined in the Merger Agreement) permanently restraining, enjoining, or otherwise prohibiting consummation of the Merger shall have been promulgated, entered, enacted, enforced or issued. In addition, HPE may terminate the Merger Agreement if CSC materially breaches certain obligations with respect to not soliciting Competing Proposals and holding a meeting of CSC’s stockholders for purposes of approving the CSC Common Stock issuance in accordance with the terms of the Merger Agreement, or if CSC’s board of directors changes its recommendation that CSC’s stockholders approve the issuance of CSC Common Stock prior to the CSC stockholder approval having been obtained.
If the Merger Agreement is terminated by HPE as a result of CSC’s board of directors changing its recommendation that stockholders approve the CSC Common Stock issuance prior to the CSC stockholder approval for such issuance having been obtained or as a result of CSC having materially breached its obligations with respect to the non-solicitation of Competing Proposals or with respect to holding the CSC stockholder meeting, then CSC shall be obligated to pay HPE a fee equal to $160,000,000 (the “Termination Fee”). If the Merger Agreement is terminated by CSC prior to the CSC stockholder approval having been obtained in order to enter into an Adverse Acquisition Agreement related to a Superior Proposal, then CSC shall be obligated to pay HPE a fee equal to $275,000,000. In addition, the Merger Agreement provides that CSC will reimburse HPE’s expenses in an amount up to $45,000,000 if the Merger Agreement is terminated because CSC’s stockholders do not approve the issuance of CSC Common Stock.
Further, if the Merger Agreement is terminated (i) by HPE or CSC if CSC’s stockholders do not vote to approve the issuance of CSC Common Stock in connection with the Merger or (ii) by HPE or CSC if the Merger Agreement is not consummated by the Outside Date or (iii) by HPE if CSC has committed an uncured or incurable breach of the Merger Agreement that would cause any of the conditions to the closing of the transaction not to be satisfied, and prior to such termination but after the date of the Merger Agreement a Competing Proposal shall have been publicly announced (and not withdrawn within five days of such termination) and within 12 months after the date of a termination CSC consummates or enters into an agreement contemplating such a Competing Proposal, then the Company shall be obligated to pay to HPE the Termination Fee concurrently with such entry or consummation (less any expenses previously reimbursed by CSC to HPE pursuant to the Merger Agreement).
The Merger Agreement provides that at the effective time of the Merger, CSC’s board of directors will consist of ten directors, including five current CSC board members (one of whom shall be CSC’s current Chairman and Chief Executive Officer) and five individuals designated by HPE (one of whom is expected to be HPE’s Chief Executive Officer). In accordance with the Merger Agreement, the HPE designated individuals will also be nominated for election to CSC’s board of directors at CSC’s next annual meeting of stockholders, subject to the fiduciary duties of CSC’s board of directors, the requirements of the NYSE and applicable law. The HPE designated individuals and the continuing members of CSC’s board of directors as well as the initial committee assignments of CSC’s board of directors shall be determined by a four-person transition committee consisting of CSC’s Chief Executive Officer, one other member of CSC’s board of directors, HPE’s Chief Executive Officer and one other member of HPE’s board of directors. The members of management of CSC and Everett following the consummation of the Merger shall be determined by CSC’s Chief Executive Officer.
The Separation Agreement
The Separation Agreement governs the terms and conditions regarding the separation of the Everett Business from HPE and the subsequent spin-off or split-off of Everett to HPE’s stockholders. The Separation Agreement governs the rights and obligations of HPE and Everett regarding the Reorganization, and provides, among other things, for the transfer by HPE to Everett of certain assets, and the assumption by Everett of certain liabilities, related to the Everett Business. The Separation Agreement also governs the rights and obligations of HPE and Everett regarding the Distribution. At HPE’s election, the Distribution may be effected by means of a pro-rata distribution of Everett Common Stock to HPE’s stockholders or through an exchange offer of currently issued and outstanding shares of common stock of HPE for Everett Common Stock, which would be followed by a pro rata, clean-up distribution of unsubscribed shares.
Immediately prior to, and as a condition of, the Distribution, Everett will make distributions to HPE of cash and debt instruments of Everett with an aggregate value of $3.055 billion. The cash portion of such distribution is expected to be between $1.2 billion and $1.5 billion (the “Everett Payment”). HPE expects to exchange the Everett debt instruments (the “Everett Debt”) for outstanding debt obligations of HPE.
The Separation Agreement also sets forth other agreements between HPE and Everett related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain adjustments and obtaining the necessary governmental approvals and third-party consents. The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between HPE and Everett after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to losses related to the Everett Business and HPE business, respectively.
Consummation of the Distribution is subject to various conditions, including the distribution of the Everett Payment and the Everett Debt, and the satisfaction or waiver of all conditions under the Merger Agreement. The Separation Agreement also provides that CSC is a third-party beneficiary of certain provisions of the Separation Agreement.
The above descriptions of the Merger Agreement and the Separation Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Separation Agreement. They are not intended to provide any other factual information about CSC, Merger Sub, HPE, Everett, their respective subsidiaries and affiliates, or the Everett Business. The Merger Agreement contains representations and warranties of HPE and Everett solely for the benefit of CSC and Merger Sub and representations and warranties of CSC and Merger Sub solely for the benefit of HPE and Everett. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement when filed not in isolation but only in conjunction with the other information about CSC and HPE and their subsidiaries that the respective companies include in reports and statements they file with the SEC

(d) The following exhibit is filed herewith.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise Company, Everett SpinCo, Inc., Computer Sciences Corporation and Everett Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed May 26, 2016, File No. 001-37483)

2.2
Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (incorporated by reference to Exhibit 2.2 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed May 26, 2016, File No. 001-37483)

Cautionary Language Concerning Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly-owned subsidiary of Computer Sciences Corporation (“CSC”) and Everett SpinCo, Inc. (“Everett”), which will immediately follow the proposed spin-off or split-off of Everett from Hewlett Packard Enterprise Company (“HPE”), constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of CSC, Everett and HPE and are subject to significant risks and uncertainties outside of CSC’s control.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that CSC stockholders may not approve the issuance of CSC common stock in connection with the proposed merger, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger, including HPE’s spin-off or split-off of Everett, may not be satisfied in a timely manner, (5) risks related to disruption of management time from ongoing business operations due to the proposed merger, (6) failure to realize the benefits expected from the proposed merger and (7) the effect of the announcement of the proposed merger on the ability of CSC and HPE to retain and hire key personnel and maintain relationships with their key business partners, and on their operating results and businesses generally. Discussions of additional risks and uncertainties are contained in CSC’s, HPE’s and Everett’s filings with the U.S. Securities and Exchange Commission. None of CSC, HPE or Everett is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.
Additional Information and Where to Find It
In connection with the proposed transaction, Everett SpinCo, Inc., a wholly owned subsidiary of Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) created for the transaction (“Everett”), will file with the SEC a registration statement on Form S-4/S-1 containing a prospectus and Computer Sciences Corporation (“CSC”) will file with the SEC a proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the prospectuses and proxy statement (when available) and other documents filed with the SEC by CSC, Hewlett Packard Enterprise and Everett at the SEC’s web site at http://www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC, may also be obtained from CSC’s web site at www.csc.com.
This communication is not a solicitation of a proxy from any investor or security holder. However, CSC, Hewlett Packard Enterprise, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from stockholders of CSC in respect of the proposed transaction under the rules of the SEC. Information regarding CSC’s directors and executive officers is available in CSC’s 2015 Annual Report on Form 10-K filed with the SEC on June 8, 2015, and in its definitive proxy statement for its annual meeting of stockholders filed on June 26, 2015. Information regarding Hewlett Packard Enterprise’s directors and executive officers is available in Hewlett Packard Enterprise’s 2015 Annual Report on Form 10-K filed with the SEC on December 17, 2015, and in its definitive proxy statement for its annual meeting of stockholders filed on February 12, 2016. These documents as well as other documents filed by CSC, Hewlett Packard Enterprise or Spinco with the SEC can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: May 31, 2016	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise Company, Everett SpinCo, Inc., Computer Sciences Corporation and Everett Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed May 26, 2016, File No. 001-37483)

2.2
Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (incorporated by reference to Exhibit 2.2 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed May 26, 2016, File No. 001-37483)